SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2010

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
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(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Parkwood Circle
Suite 500
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

As previously reported, in connection with several private placements by and between Numerex Corp. (“Numerex”) and Laurus Master Fund, Ltd. (“Laurus”) during the period 2004-2006, Numerex issued Laurus warrants covering an aggregate of 865,941 shares of  Common Stock (collectively, the “Warrants”).

On July 23, 2010, Numerex repurchased warrants covering an aggregate of 288,647 outstanding shares of Common Stock for $116,666.   The repurchased Warrants represent approximately one-third of the aggregate Warrants previously issued to Laurus and have been cancelled.  Concurrently with the sale of such Warrants to Numerex, the remaining outstanding Warrants issued to Laurus were sold to other third parties unaffiliated with Numerex.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.

Date: July 26, 2010	/s/ Alan B. Catherall
Alan B. Catherall Chief Financial Officer